Liquidity, Financial Condition and Management's Plans	9 Months Ended
Sep. 30, 2015
Accounting Policies [Abstract]
Liquidity, Financial Condition and Management's Plans

Note 2. Liquidity, Financial Condition and Management’s Plans

The Company had a net loss of $3.3 million for the quarter ended September 30, 2015 and has an accumulated deficit of approximately $83.4 million at September 30, 2015 from having incurred losses since its inception. The Company has approximately $0.5 million of deficit in working capital at September 30, 2015 ($3.4 million of positive working capital when excluding the Series B warrant liability) and used approximately $6.9 million of cash in its operating activities during the nine months ended September 30, 2015. The Company has financed its operations principally through issuances of debt and equity securities.

The Company completed its initial public offering (“IPO”) on November 18, 2014 upon the issuance of 1,650,000 units, each of which consisted of one share of Common Stock, one Series A Warrant and one Series B Warrant, at an offering price of $6.50 per unit and received net proceeds of $8.0 million, after deducting underwriting discounts and commissions and IPO related expenses. The Series A Warrants are registered securities that are freely tradable on the NASDAQ. The Series B Warrants have variable settlement provisions (see Note 6). On March 5, 2015 the Company received approximately $3.8 million as a result of Series B Warrant holders exercising warrants to purchase shares of the Company’s Common Stock (the “Private Transaction”). In addition, on March 6, 2015 the Company received approximately $0.2 million as a result of Series A Warrant holders exercising warrants to purchase shares of the Company’s Common Stock. During the nine months ended September 30, 2015 the Company received $0.3 million from the exercise of stock options.

On July 24, 2015, the Company entered into a Common Stock purchase agreement with Aspire Capital Fund, LLC, which provides that, upon the terms and subject to the conditions and limitations set forth therein, Aspire Capital is committed to purchase up to an aggregate of $10.0 million in value of shares of the Company’s Common Stock over the 24-month term of the Aspire Purchase Agreement (as defined below) (see Note 8). During the quarter ended September 30, 2015, the Company issued an aggregate of 506,585 shares of Common Stock to Aspire Capital in exchange for approximately $1.4 million.

On October 12, 2015, the Company entered into a Securities Purchase Agreement (the “Sabby Purchase Agreement”) with funds managed by Sabby Management, LLC, to purchase up to $10 million worth of Series A Convertible Preferred Stock (the “Preferred Stock”). The sale of the Preferred Stock is expected to take place in two separate closings. Upon the first closing, which closed on October 15, 2015, the Company received proceeds of approximately $4.0 million, net of $0.5 million in estimated expenses (see Note 13).

Management believes that the Company has sufficient capital resources to sustain operations through at least the next twelve months from the date of this filing.